Exhibit 10.18

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made and entered into as of April 14, 2025 (the “Execution Date”), by and between IDB 17-19 DRYDOCK LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and AKTIS ONCOLOGY, INC., a Delaware corporation (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Lease dated January 13, 2022, as amended by a First Amendment to Lease dated as of February 1, 2023 (the “First Amendment”) (collectively, the “Existing Lease”) with respect to premises containing, in the aggregate, approximately 17,944 rentable square feet comprised of: (i) approximately 17,767 rentable square feet located on the fourth (4th) floor (the “Existing Fourth Floor Premises”); and (ii) approximately 177 rentable square feet located on the first (1st) floor comprised of chemical storage space (collectively, the “Existing Premises”, each within the Building located at One Design Place, Boston, Massachusetts (the “Building”), as more particularly described therein. In addition, Tenant has the use of the Rooftop Area (as defined in the First Amendment). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease. The Existing Lease, as modified and amended by this Second Amendment, is referred to herein as the “Lease.”

WHEREAS, Tenant desires to lease additional premises immediately adjacent to the Existing Fourth Floor Premises containing 625 rentable square feet on the fourth (4th) floor of the Building (the “Expansion Premises”) for the use by Tenant of an H Room, a gas storage room, and for one-half of Tenant’s quality control room. The Existing Fourth Floor Premises and the Expansion Premises shall equal a total of 18,392 rentable square feet, as shown on Exhibit A, Second Amendment, a copy of which is attached hereto and incorporated by reference herein.

WHEREAS, Landlord agrees to lease the Expansion Premises to Tenant on the terms and conditions hereinafter set forth.

WHEREAS, all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Existing Lease.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties hereby agree that the Lease is hereby amended as follows:

1.
Demise of the Expansion Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, the Expansion Premises, for the period of time commencing as of the date that the issuance of a building permit for Tenant’s intended alterations to the Existing Fourth Floor Premises and Expansion Premises is delivered (the “Expansion Premises Commencement Date”) and expiring the Expiration Date (as defined in the Existing Lease), unless sooner terminated in accordance with the terms of the Lease. Commencing as of the Expansion Premises Commencement Date, any reference to the term “Premises” in the Lease shall be deemed to mean both the Existing Premises and the Expansion Premises. The demise of the Expansion Premises shall be upon all of the same terms and conditions of the Existing Lease, except as set forth herein. Effective as of the Expansion Premises Commencement Date, the Expansion Premises shall be deemed to be part of the Premises and all references in the Lease to the “Leased Premises” shall include both the Existing Premises and the Expansion Premises.
2.
Base Rent. Commencing as of the Expansion Premises Commencement Date, Base Rent with respect to the Expansion Premises shall be payable monthly, as provided in Section 2.4 of the Lease, as follows:

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3.
Operating Costs. Tenant shall pay, as Additional Rent with respect to the Expansion Premises, Tenant’s Proportionate Share of Operating Costs (which include Taxes) in accordance with Section 2.4 of the Lease. Tenant’s Proportionate Share with respect to the Expansion Premises shall mean 0.11% (625 SF / 553,245 SF).
4.
Condition of Expansion Premises. Tenant shall lease the Expansion Premises “as-is”, in the condition in which the Expansion Premises are in as of the Expansion Premises Commencement Date, without any obligation on the part of Landlord with respect thereto and without any representation or warranty to Tenant as to the condition of the Expansion Premises. Any work to be performed by Tenant in connection with Tenant’s occupancy of the Expansion Premises shall be considered “alterations” and shall be performed in accordance with the Existing Lease, including, without limitation, Section 4.2 thereof.
5.
Electricity. In connection with Tenant’s lease of the Expansion Premises, commencing as of the Expansion Premises Commencement Date, Landlord shall grant to Tenant an additional wattage of normal power, in addition to Tenant’s allotment granted to Tenant in accordance with Section 2.8 of the Existing Lease, and is as described on Exhibit B, Second Amendment, attached hereto.
6.
Security Deposit. The parties hereby acknowledge that Landlord is currently holding a security deposit in the form of a Letter of Credit in the amount of $897,120.00, pursuant to Article I, Basic Lease Information and Section 6.5 of the Lease. The parties hereby further acknowledge that Landlord shall continue to hold the Letter of Credit in accordance with Section 6.5 of the Lease.
7.
Landlord’s Notice Address. For all purposes of the Lease, the fourth notice address for Landlord as set forth in Section 7.4 of the Lease is deleted and the following is substituted in its place:

Goulston & Storrs PC
One Post Office Square, Floor 25
Boston, Massachusetts 02109
Attn: [***]
Email: [***]

8.
Inapplicable Lease Provisions. Section 2 of the Lease (Landlord’s Work) and Exhibit F-2 to the Lease (Landlord/Tenant Matrix) shall have no applicability with respect to this Second Amendment.
9.
Representations and Warranties. Each of Landlord and Tenant hereby represents and warrants to the other that it has the full right, power and authority to enter into this Second Amendment and to perform its obligations hereunder, and that upon execution of this Second Amendment by such party, this Second Amendment shall constitute a valid and legally binding obligation of such party. Landlord represents and warrants that this Amendment is not subject to any review or consent by any third parties, including, without limitation, any lender of Landlord or that if such lender or third party consent is required that Landlord has obtained such consent.
10.
Ratification, Approval and Confirmation of Terms. In all respects, the Existing Lease, as hereby amended and modified, is hereby ratified, approved and confirmed.
11.
Broker. Each of Landlord and Tenant hereby warrant and represent to the other that it has dealt with no broker in connection with this Second Amendment. Each of Landlord and Tenant hereby agree to defend, indemnify, and hold harmless the other, from and against any claim by third parties for brokerage, commissions, finders or other fees relative to this Second Amendment or the leasing of space in the Building (except as otherwise provided in the Existing Lease), and any court costs, attorneys’ fees or other costs or expenses arising therefrom, alleged to be due from such indemnifying party by any broker.
12.
Counterparts. This Second Amendment is executed in any number of counterparts, each copy of which is identical, and any one of which shall be deemed to be complete in itself and may be introduced in evidence or used for any purpose without the production of the other copies. This Second Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, in addition to electronically produced signatures, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature or signatures via electronic signature program (e.g., DocuSign or AdobeSign). This Second Amendment may be executed in several counterparts, each of which shall be an original, but all of which shall constitute but one and the same instrument.
13.
Miscellaneous. This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of law provisions and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. In the event of any inconsistency or conflict between the terms of this Second Amendment and of the Existing Lease, the terms of this Second Amendment shall control. Time is of the essence of all of the terms of this Second Amendment. This Second Amendment constitutes and contains the sole and entire agreement of the parties hereto with respect to the subject matter hereof. This Second Amendment may not be changed, modified, discharged or terminated orally in any manner other than by an agreement in writing signed by Tenant and Landlord or their respective representatives, successors and permitted assigns. Submission of this Second Amendment by Landlord is not an officer to enter in this

Second Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Second Amendment until Landlord has executed and delivered the same to Tenant.

[signatures on following page]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly authorized, executed and delivered as of the First Amendment Effective Date.

LANDLORD:

IDB 17-19 DRYDOCK LIMITED PARTNERSHIP,
a Delaware limited partnership

By: /s/ Dana Griffin
Name: Dana Griffin
Title: Authorized Signatory

TENANT:

AKTIS ONCOLOGY, INC.,
a Delaware corporation

By: /s/ Matthew Roden
Name: Matthew Roden
Title: CEO

REVISED EXHIBIT A, SECOND AMENDMENT

PLAN OF EXISTING FOURTH FLOOR PREMISES AND EXPANSION PREMISES

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EXHIBIT B, SECOND AMENDMENT

ALLOTMENT OF ELECTRICITY

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